UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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 FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 1, 2026

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Partners Group Lending Fund, LLC
(Exact name of registrant as specified in its charter)

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Delaware	000-56792	88-3153051
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1114 Avenue of the Americas, 37th Floor, New York, NY	10036
(Address of principal executive officers)	(Zip Code)

(877) 748-7209
Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

On April 1, 2026, Partners Group Lending Fund, LLC (the “Fund”) and Partners Group (USA) Inc. (the “Adviser”) entered into an Amended and Restated Expense Support and Conditional Reimbursement Agreement (the “Amended Expense Agreement”), which amended certain provisions of the original Expense Support and Conditional Reimbursement Agreement dated August 31, 2023 (the “Original Agreement”)

Under the Original Agreement, the Adviser waived the Base Management Fee, paid and/or absorbed a portion of the Fund’s Other Operating Expenses in order that such expenses do not exceed 1.00% (on an annualized basis) of the Fund’s Aggregate Capital Commitments (as such terms were defined in the Original Agreement, and, such limit, the “Expense Limitation”).

The Amended Expense Agreement modifies the Expense Limitation such that Other Operating Expenses shall not exceed 1.00% of the Fund’s net asset value rather than capital commitments. The Amended Expense Agreement has a term of one year and will automatically renew for additional one-year periods unless terminated on 30 days’ written notice.

The information set forth above with respect to the Amended Expense Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Amended Expense Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of April 1, 2026, by and between Partners Group Lending Fund, LLC and Partners Group (USA) Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Partners Group Lending Fund, LLC

		By:	/s/ Robert Collins
Dated:	April 6, 2026		Robert Collins
President
(Principal Executive Officer)